ONCOTELIC

Building the next generation Biotech

THE THREE CONVERGENTS

MATEON THERAPEUTICS

Forward-looking Statements

This document contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words "will," "may," "would," "approximate," "expect," "intend," and similar expressions and their variants, as they relate to the Company, Oncotelic or the management of either company, before or after the Merger, may identify forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, uncertainties as to the timing of financing and the outcome of the clinical program and the outcome of FDA interactions. This review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company's Annual Report on Form 10-K filed with the SEC on April 10, 2019. Forward looking statements are based on information available and assumptions as of the date of this report. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

MATEON THERAPEUTICS

The Founders- Bringing together Tech and Biotech

- Vuong Trieu- Founder of Oncotelic which recently acquired Mateon. Successfully repositioned old and/or failed drugs into billion dollar drugs.
  - Abraxane- reformulated paclitaxel with > 1B in annual sales
  - Cynviloq- repositioned as next generation Abraxane. Sold to NantPharm for 1.3B

- Balaji Baktha – Founder of PontR Data- which is now part of Mateon- Balaji is a seasoned technologist, business executive and investor with proven track record for over 25 years in Silicon Valley by founding several successful startups and holding senior executive roles at many public companies.
  - Limited partner and senior advisor at Riverwood Capital, a leading private equity firm, Mistral Executive Fellows, and founder and managing partner at Altius Capital, actively investing in startups focused on AI, Cloud Computing and IOT.
  - Founder, CEO, board member of several successful Silicon Valley startups such as Veloce Technologies, InSilica corporation, Platys communications, Shuttle technology.

MATEON THERAPEUTICS

The Three Convergents

Building the next generation biotech focusing on speed and efficiency

Drug development is a lengthy, expensive and high risk process not amenable to rare disease or single individual disease

Every NCE has its own safety issues which could derailed the entire clinical program even during phase 3

High cost due to extensive QA/QC support needed to be in compliant with GCP, GLP, GMP etc.

- AI/Blockchain Platform:
  - ❖ Superfast back office support including AI platform for identification pipeline drugs for rare diseases
  - ❖ Efficient blockchain smart protocols allowing for cost saving and speed and efficiency needed for rapid drug development
- Antisense Platform:
  - ❖ Strong antisense therapeutic platform allowing gene identification to drug in less than 1 yr
- TGF-beta Therapeutics:
  - ❖ Potential of achieving lasting cure for cancer

ONCOTELIC

MATEON THERAPEUTICS

PointR.AI

ONCOTELIC

THE AI BLOCKCHAIN SUPERCOMPUTING

MATEON THERAPEUTICS

Explosion of unstructured data requires AI

Video, Images, Audio, natural language, TV, Emails, social media



Unstructured data will account for more than 80% of the data collected by organizations
unstructured
IDC and EMC project that data will grow to 40 ZB by 2020.
structured
1980
1990
2000
2010
2020

- ❖ It is no longer possible to know everything we need to move drug development forward without AI
- ❖ Drug development is moving toward one drug for subset of patients, few patients, or even one pt
- ❖ Development will need to more efficient and robust to allow for single patient trial

MATEON THERAPEUTICS

Knowledge Synthesis machine

Actionable drug development

Pharmaceutical Information

Unstructured Data
Scientific Literature
Patents
Disease Symptoms
Clinical Trial

Structured Data
Clinical Trials
Cohort selection
Patient tracker
Reporting Synthesis



PointR BRICK

Patient & Provider Information

Accelerated Insights:
Pathway Analysis
Prediction / Correlation
Safety
Efficacy
Dosage
Targeted Indications

MATEON THERAPEUTICS

Supercomputing Grid

BRICK 1.0



100W low footprint computer replaces racks of servers for data orchestration and coordination with data center

BRICK 2.0



Reduced Size hub of AI accelerator cluster for efficient localized cluster compute

CUBE 1.0



30W fan-less compute hub of AI accelerator cluster connects wirelessly to provide an AI mesh fabric

SPOTLIGHT DSP



Reduces number of cameras, increases accuracy and slashes maintenance and Installation costs

The power performance disruption



Specs

6 AI Accelerators

Cluster Processing

100 Watts Peak

9 Teraflops @16-bit

PCIe Fabric

@10Gbps DMA

Equals

11x Xeon 2790v4 CPU

Dell r730 servers

1/100th power

1/20th price



That's 11 Dell servers

AI: navigation through total knowledge



Data
Preclinical
Clinical
EAP
PLD
Omics
Data Annotation
AI
Drug Finder
Orphan Finder
Patient Finder
Trial Finder
Market Finder
Match Pt to Drug
Match Disease to Drug
Clinical Trial Design
Live Trial Monitoring
Post Marketing



- Placing AI/Supercomputing within reach of the entire organization
- Real World Data- Electronic health records (EHRs)/ Claims and billing activities Product and disease registries/Patient-generated data/Mobile devices/Genomics
- Data Formatting- Correction/Outliers Filtering/Missing Data Management/Data conversion

MATEON THERAPEUTICS

Smart Protocol BlockChain: Efficiency in Execution



Manufacturer
Blockchain Node
Client app
Smart Contract
Shared Ledger
Retailer
Blockchain Node
Client app
Smart Contract
Shared Ledger
Same copy of ledger is maintained by all parties
Logistics
Blockchain Node
Smart Contract
Client app
Shared Ledger
Distributor
Blockchain Node
Client app
Smart Contract
Shared Ledger
Wholesaler
Blockchain Node
Smart Contract
Client app
Shared Ledger





POINTR FABRIC FOR AUTONOMOUS STORES
High density Wireless Cameras
Identify out-of-stock
Cereal $2.49
PointR CUBE Fabric eliminates bandwidth and cable choke points and scales to 1000's of stores at $ order of magnitude lower than current standards
Classify 100,000's of shelf items including 1000s of daily changes
Instantly identify misplaced items
Track shoppers anonymously
IBM AC922
In Data Center for Machine Vision Training

ONCOTELIC

ANTISENSE PLATFORM

MATEON THERAPEUTICS

Antisense as Next Generation Drugs

Attribute	Small Molecules	mAb	Antisense
History	1850s to present	1920s to present	1990s to present
Molecular weight	200-500	>150,000	5,000 to 7,000
Identification of clinical candidate	Random screening	Focused screening	Rationally designed
Probability of identifying drug candidate	Low--~5%	Moderate--~50%	High--~90%
Routes of administration	Oral, injectable, inhaled	Injectable	Injectable, inhaled, orally feasible

MATEON THERAPEUTICS

Antisense Oligonucleotide Molecules


DNA
mRNA
Transcription
Antisense
Drug
(Oligonucleotide)

- **Single stranded (13- to 25-mer) DNA molecules (oligodeoxynucleotides)**
- **Specifically inhibit target protein expression *via* complementary hybridization to relevant mRNA**


5'- -3'
Antisense oligonucleotide
5'- -3'
Target mRNA

- RNAse H-mediated cleavage of target mRNA


DNA/RNA hybrid duplex is the target for RNAse H

- Inhibition of translation by steric hindrance


STOP

'Oligonucleotide Chemistry 101'



A
T
G
Phosphodiester bonds



Phosphorothioate bonds

- *higher resistance to nucleases (↗ stability)*

FDA has approved several ASO

- ❖1) Fomivirsen: for treatment of patients with cytomegalovirus (CMV) retinitis
- ❖2) Macugen: for age-related macular degeneration (AMD) of the retina
- ❖3) Mipomersen: for homozygous familial hypercholesterolemia (HoFH)
- ❖4) Nusinersen/Spinraza- for spinal muscular atrophy.
- ❖5) Exondys- for Duchenne muscular dystrophy.
- ❖6) Luxturna- for retinal dystrophy due to a mutation of the RPE65.
- ❖7) Inotersen - Hereditary TTR-mediated amyloidosis.
- ❖8) Patisiran – Hereditary TTR-mediated amyloidosis

Proper Applications of Antisense- Lessons Learned

- Specificity: Antisense because of its specificity is not suitable in cases where cross inhibition of multiple targets are needed. This is the case for signaling molecules such as kinase inhibitors. Due to crosstalk it is desirable to have dirty kinase inhibitor so that multiple targets are being hit at the same time. Therefore antisense should be used only when specificity is highly desired.
- PK: Antisense distribute very quickly into tissues and therefore would not be effective against liquid tumors. This was the downfall of Genta Bcl-2 antisense which was effective when the backbone was changed to LNA which has better residence time in the central compartment. Of course thrombocytopenia associated with inhibition of Bcl-2/Bcl-Xl observed with Genta compound made it impossible to be approved with limited efficacy data. The thrombocytopenia is specific to molecule sequence and is not prominent in OT-101.
- CpG Island: This is known to cause immune response and should be minimized. The one single CpG we have at the end of the molecule has been shown to be ineffective as inducer of immune response.
- Backbone toxicity is well known.
- Efficacy is sequence specific
- Target ID to 1st in man in less than 1 yr- Milasen

MATEON THERAPEUTICS

TGF-BETA THERAPEUTICS

TGF-β

- The overexpression of transforming growth factor-beta, specifically TGF-β2, plays a key role in malignant progression of various tumors by inducing proliferation, metastasis, angiogenesis, and immunosuppression
- Therefore, reducing TGF-β2 expression has a very high clinical impact potential
- Interest in anti-TGF-β therapeutics has remained high since 2000
- Several recent high-profile deals reflect strong market interest
- Our lead drug candidate – OT-101- is a RNA therapeutics targeting TGF-β2

Company Name	Drug Name	Mechanisms of Action	Dev. Stage	Acquirer	**Deal Size**	Date
Rigel		TGF beta receptor kinase inhibitors	Preclinical	BMS	**$309M**	Feb-15
Xoma	XOMA 089	Neutralizaing mAb against TGF-ß1 and TGF-ß2	Preclinical	Novartis	**$517M**	Oct-15
Scholar Rock	SRTβ1-Ab3	mAb against latent TGF-β1	Preclinical	IPO	**$400M**	May-18
Argenx	ARGX-115	Inhibit Release TGF-ß	Preclinical	AbbVie	**$625M**	Aug-18
Tium Bio		TGF beta inhibitors	Preclinical	Chiesi Group	**$73M**	Jan-19
Merck KGaA	M7824	PD-L1 and TGF-ß trap	Phase 1	GSK	**$4.2B**	Feb-19
Merck		TGF-ß modulators (LAP)	Preclinical	Tilos	**770M**	Jun-19

Cancer- Current Landscape

- In 2015- cancer death increased globally to 8.8 million of the 55.8 million deaths- or 1 of every 6 deaths.
- In 2035- cancer death and new cases are projected to be 14.6 million and 24 million respectively. AACR Cancer Progress Report 2018
- **Although the robust gain in survival in cancers between 1977 and 2013, pancreatic cancer (PC) and glioblastoma (GBM) survival rate remain low. JNCI J Natl Cancer Inst (2017) 109(9)**
- **OT-101 is clinically active in both- increasing confidence that it will be successful in phase 3 trials**



2035
24 MILLION
14.6 MILLION
CANCER CASES ESTIMATES
CANCER DEATHS ESTIMATES
15.2 MILLION
8.8 MILLION
2015



1977
2013
Prostate
Thyroid
Skin
Breast
Bladder
All cancers
Cervix uteri
Colon and rectum
Leukemia
Myeloma
Ovary
Brain
Stomach
Esophagus
Lung and bronchus
Liver
Pancreas
Cervix Uteri cancer is the only one that has not shown an increase compared to 1977
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

TGF-β Self Immunization Protocol (SIP©) - Oncotelic Invention

- TGF-β inhibitor (i.e. OT-101) lifts the immunosuppression and primes the innate immunity against the tumor.
- Once the body recognizes the cancer as foreign everything else is easy.
- Subsequent chemotherapy boosts the immune response with epitope expansion due to neoantigens released during Xenogenization



OT-101
Xenogenization
Stromal cells in Tumor Microenvironment
TGF- β
Tumor cells:
Prostrate
Breast
Melanoma
Colon
Gastric
Lung
Giloma
Pancreas
TGF- β producers
CTL
CTL-
• Proliferation
• Exocytosis of Granules
Treg
Treg-
• Stimulates generation
NK
NK-
• Cytokine Production
• Cytotoxicity
DC
DC-
• Antigen Presentation
• Cytokine Production
Alkylating Agent (Hypermutation)
Taxanes (Immunogenic Cell Death)
VDA/CA4P (Ischemic Necrosis)
OT-101
Awakening of Immunity
Chemotherapy
Immunity Boost/ Epitope Expansion
Time

MATEON THERAPEUTICS

Optimal Sequencing for TGF-β Self Immunization Protocol

Proper Sequencing is key to optimal immunotherapy

1. **Expand** immune reserve through IL-2 treatment or infusion of immune cells
2. **Prime** immune response with TGF-β inhibitor- OT-101
3. **Boost** immune response with chemotherapy
4. **Revitalize** the exhausted of immune response with checkpoint inhibitors



Effector
(activated)
PD1
BTLA
KLRG1
CTLA4
TIM3
LAG3
2B4
Naive
BTLA
TIM3
iR
levels
"Exhausted"
(chronic infection & cancer)
PD1
BTLA
CTLA4
TIM3
2B4
LAG3
persistant antigen + iR:iRL
antigen cleared
Memory (e.g. CM)
BTLA
KLRG1
2B4
Immune response



Revitalize
*PD-1/PDL-1/CTLA4
Expand
*NK/IL-2
Boost
*Chemotherapies
Prime
*OT-101

MATEON THERAPEUTICS

OT-101: Drug Product- TGF-β2 Antisense.

- Trabedersen (OT-101) is a single-stranded phosphorothioate antisense oligodeoxynucleotide (18-mer) targeting the human TGF-β2 messenger RNA
- Ready for registration trials--Over 200 patients treated across 6 clinical trials
- Potential for breakthrough designation for early approval
- Strong Patent protection until 2037
- Orphan designation granted for three tumor indications in US & EU
- Manufacturing process optimized and scaled up sufficient drug to treat over >5,000 patients
- **Antisense Platform allows for gene identification to drug in man in less than 1 year ie. Milasen**


TGF-β2 protein coding sequence
Human TGF-β2 messenger RNA
0
1,000
2,000
3,000
4,000
5,000
5,882
1,369
2,613
1678
1695
Nucleotide sequence of trabedersen
5'-CGGCATGTCTATTTTGTA-3'

ATEON THERAPEUTICS

TGF-β2 Specific Antisense- Safety

Name	Target	Expected Tox (Genetic models)	Current Development Status
TGF-β ligand inhibitors- Impossible to achieve target specificity due to high homology between isoforms (except for antisense)			
LY2382770/Eli Lilly®	TGF-β1	Inflammation and wasting (Azhar et al., 2009, Genesis 47: 423-431)	Phase II/ Systemic toxicities
OT-101 (Trabedersen) /Oncotelic	TGF-β2	Decreased ECM synthesis (Saika et al., 2001, Dev. Biol. 240:419-432)	Phase I/II/III/ No MTD
TGF-β receptor inhibitors- Impossible to inhibit TGF-beta2 receptor alone since TGF-beta1 and TGF-beta2 share receptors			
LY2157299/Eli Lilly®	TGF-βRI	Aneurysmal degeneration (Yang, P. et al., 2016, Sci. Rep. 6, 35444). Aortic aneurysm (Yang, P. et al., 2016, Sci. Rep. 6, 35444)	Phase I/II completed. Cardiac Toxicity requiring careful dosing
LY3022859/Eli Lilly®	TGF-βRII	Multi-organ autoimmune inflammation (Ramalingam et al., 2012, J. Immunol. 189:3878-3893)	Phase I completed. Unable to dose escalate safely due to uncontrolled cytokine release

Single Agent Activity- Glioblastoma:

- G004-Phase 2b trial
- Title: A multi-national, multi-center, open-label, active-controlled, randomized parallel-group dose-finding study to evaluate the efficacy and safety of two doses of OT-101 in adult patients with recurrent high-grade glioma, administered intratumorally as continuous high-flow microperfusion over a 7-day period every other week.
- **Pts#: N = 145. OT-101 10 μM, N = 40; OT-101 80 μM, N = 49; Control, N = 45**
- Superior to Temozolomide as single agent
  - Not myelosuppressive
  - Strong tumor reduction and prolonged overall survival without the burden of secondary hematological tumors for temozolomide
- An opportunity to combine OT-101 with TMZ
- Planned Phase 3 Registration Trial for Gliomas
  - Interim Read at 22 months

Clinical Efficacy: Objective Responses

- Objective responses were observed among the 87 evaluable patients treated with OT-101:
- Best Objective Responses were: 5 CR (5.9%), 14 PR (16.5%), 28 SD (31.8%), and 40 PD (45.9%)
- Confirmed Best Objective Responses were: 4 CR (4.7%), 12 PR (12.9%), 31 SD (36.5%), and 40 PD (45.9%)
- Best Objective Responses were confirmed with deeper tumor reduction.
- Best Objective Responses were confirmed with improved OS: CR: >66mos, PR: 36.9 mos, SD: 14.7 mos, and PD: 5.5mos.



▲ Tumor Volume
200
180
160
140
120
100
80
60
40
20
0
-20
-40
-60
-80
-100
0
500
1000
1500
2000
2500
Days from Baseline
OT-101 CR
OT-101 PR
OT-101 SD
OT-101 PD



Percent survival
110
100
90
80
70
60
50
40
30
20
10
0
0
10
20
30
40
50
60
70
OS (months)
OT CR (N=5)
OT PR (N=14)
OT SD (N=28)
OT PD (N=40)

MATE THERAPEU

Single Agent Activity- Pancreatic Cancer

- P001- Phase 1/2 Clinical Trial
- Title: An Open-Label, Multicenter Dose-escalation Study to Evaluate the Safety and Tolerability of OT-101 (TGF-β2-specific Phosphorothioate Antisense Oligodeoxynucleotide), Administered Intravenously in Adult Patients with Advanced Tumors Known to Overproduce TGF-β2, Who are Not or No Longer Amenable to Established Therapies.
- Pts#: 61 (37 with pancreatic cancer; 19 with malignant melanoma; 5 with colorectal cancer)
- Primary Objective: To determine the maximum tolerated dose (MTD) and the dose limiting toxicities (DLTs) of two cycles of trabedersen administered intravenously (i.v.) for 7 days or for 4 days every other week.
- OT-101 was well tolerated. MTD not reached and Efficacy Demonstrated
- Only 18% (107 of 600 AEs) of all AEs that have been reported during the treatment phase of this study were assessed by the investigator to be either related (20 AEs) or possibly related (87 AEs) to the study medication (OT-101).
- Phase 3 Pancreatic Cancer
  - Interim Read at 11 months
  - Final Read Overall Survival at 18 months

P001 Phase 1/2 Trial

Patient 1006: CR as far out as 77 mos

Surgery: Whipple's procedure
1st line: 5-FU/LV, Dose 425 mg/m2
2nd line: 5-FU/LV, Dose 2600 mg/m2/24hr
3rd line: Gemcitabine, Dose 1000 mg/m2/week
OT-101- Liver mets/ Complete Response (Black Line)

Patient 1022: OS of 40 months

Surgery: Whipple's procedure
1st line: Radiation therapy (50 Gy)
2nd line: 5FU
OT-101- Liver Mets/ Stable Disease (Blue Line)



Liver Mets
Liver+Other Mets
Percent survival
100
50
0
P=0.0077
0 10 20 30 40 50 60 70 80
OS (Months)
1022
1006
Tumor Reduction
2.5
2.0
1.5
1.0
0.5
0.0
1 2 4 8
Visit
1004 / 11.1mos
1006 / 76.2 mos
1017 / 9.2 mos
1019 / 15.6 mos
1022 / 39.7 mos
1023 / 13.4 mos
1026 / 9.3 mos
1028 / 16.1 mos
1029 / 9.8 mos
1035 / 18.2 mos
1047 / 18.9 mos
+20%
-30%

MATE
THERAPE

Pipeline Built Around the Three Convergents

AI/BlockChain back office support.
The enginge driving the pipeline.
1) Discovery
2) Manufacturing
3) Clinical
4) Commerial

Preclinical Animal POC | Phase 1 POC | Phase 2 | Phase 3

Brain Cancer/ OT-101 + TMZ — Hypermutation

Pancreatic Cancer/ OT-101* + ABX — ICD

Melanoma/ OT-101* + CA4P: Necrosis Cell Death

MDS/ OT-101 + OXi4503

Solid tumors/ OT-101 + NK/IL-2/**

Companion Prognostic Testing

IL/8 and IL-15 Spike — Pancreas and Gliomas

*Available through Expanded Access Program together with Widetrial

**Partnered with NantCell, Dinona/Autotelic Bio

Mateon/Oncotelic- (MATN)- Building The Next Generation Pharma



NAVIGATOR
Large Data Analytics



DATA
Large Clinical Data



PIPELINE
High Value Pipeline

Vuong Trieu PhD

- CEO/ Chairman
- vtrieu@oncotelic.com
- www.oncotelic.com/
- www.mateon.com

Thank You

MATEON THERAPEUTICS